Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Contact:	William M. Lowe, Jr.	Richard J. Vatinelle
	Executive Vice President and	Director of Finance
	Chief Financial Officer	and Investor Relations
	williamlowe@kemet.com	richardvatinelle@kemet.com
	864-963-6484	954-766-2800

KEMET REPORTS FIRST QUARTER FISCAL YEAR 2014 RESULTS

Greenville, South Carolina (July 25, 2013) - KEMET Corporation (“KEMET” or the “Company”) (NYSE: KEM) today reported preliminary results for the first fiscal quarter ended June 30, 2013.

Net sales for the quarter ended June 30, 2013 were $202.7 million, and on a U.S. GAAP basis, the net loss was $35.1 million, or $0.78 loss per basic and diluted share compared to a net loss of $17.8 million or $0.40 loss per basic and diluted share for the quarter ended June 30, 2012. The net loss for the quarters ended June 30, 2013 and 2012 include various items affecting comparability as denoted in the U.S. GAAP to Non-U.S. GAAP reconciliation below.

Non-U.S. GAAP adjusted net loss was $17.0 million or $0.38 loss per basic and diluted share for the quarter ended June 30, 2013 compared to $8.8 million or $0.20 loss per basic and diluted share for the quarter ended June 30, 2012.

“Revenue was right on forecast and indicators point to a slight increase in our second quarter. This quarter saw the full impact on our financial results of the raw material supply chain disruption that occurred in our last quarter. However, we have corrections underway and this area is under our control,” stated Per Loof, KEMET’s Chief Executive Officer.  “I expect to see good improvement in our operating margins this next quarter as we get our Tantalum raw material supply back on track and our European business rolls into its final stage of reorganizing into low-cost countries.  A little assistance from an improving economy would be appreciated, but we expect a significant positive change to our financial results this fiscal year even with the economy just moving sideways,” continued Loof.

About KEMET

The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company.  KEMET applies world class service and quality to deliver industry leading, high performance capacitance solutions to its customers around the world and offers the world’s most complete line of surface mount and through hole capacitor technologies across tantalum, ceramic, film, aluminum, electrolytic, and paper dielectrics. Additional information about KEMET can be found at http://www.kemet.com.

QUIET PERIOD

Beginning October 1, 2013, we will observe a quiet period during which the information provided in this news release and our quarterly report on Form 10-Q will no longer constitute our current expectations. During the quiet period, this information should be considered to be historical, applying prior to the quiet period only and not subject to update by management. The quiet period will extend until the day when our next quarterly earnings release is published.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following:

(i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x)  the inability to attract, train and retain effective employees and management; (xi) the inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) the need to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

KEMET CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(Amounts in thousands, except per share data)

(Unaudited)

	Quarters Ended June 30,
	2013	2012
Net sales	$202,723	$223,632

Operating costs and expenses:
Cost of sales	185,189	191,321
Selling, general and administrative expenses	26,502	27,255
Research and development	6,380	7,733
Restructuring charges	4,610	1,264
Net loss on sales and disposals of assets	—	104
Total operating costs and expenses	222,681	227,677

Operating loss	(19,958)	(4,045)

Other (income) expense:
Interest income	(164)	(31)
Interest expense	10,034	10,457
Other expense, net	354	1,511
Loss before income taxes and equity loss from NEC TOKIN	(30,182)	(15,982)
Income tax expense	1,580	1,771
Loss before equity loss from NEC TOKIN	(31,762)	(17,753)
Equity loss from NEC TOKIN	(3,377)	—
Net loss	$(35,139)	$(17,753)

Net loss per share:
Basic	$(0.78)	$(0.40)
Diluted	$(0.78)	$(0.40)

Weighted-average shares outstanding:
Basic	45,022	44,808
Diluted	45,022	44,808

KEMET CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	June 30, 2013	March 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$53,155	$95,978
Accounts receivable, net	101,254	96,564
Inventories, net	217,543	205,615
Prepaid expenses and other	39,377	41,101
Deferred income taxes	4,250	4,167
Total current assets	415,579	443,425
Property and equipment, net of accumulated depreciation of $785,335 and $771,398 as of June 30, 2013 and March 31, 2013, respectively	309,877	304,508
Goodwill	35,584	35,584
Intangible assets, net	38,310	38,646
Investment in NEC TOKIN	48,709	52,738
Restricted cash	15,851	17,397
Deferred income taxes	8,321	7,994
Other assets	8,939	11,299
Total assets	$881,170	$911,591

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$7,648	$10,793
Accounts payable	89,854	73,669
Accrued expenses	83,313	95,944
Income taxes payable and deferred income taxes	2,063	1,074
Total current liabilities	182,878	181,480
Long-term debt, less current portion	375,645	372,707
Other non-current obligations	69,584	71,946
Deferred income taxes	8,694	8,542

Stockholders’ equity:
Preferred stock, par value $0.01, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 46,508 shares at June 30, 2013 and March 31, 2013	465	465
Additional paid-in capital	465,766	467,096
Retained deficit	(198,374)	(163,235)
Accumulated other comprehensive income	9,420	7,694
Treasury stock, at cost (1,431 and 1,519 shares at June 30, 2013 and March 31, 2013, respectively)	(32,908)	(35,104)
Total stockholders’ equity	244,369	276,916

Total liabilities and stockholders’ equity	$881,170	$911,591

KEMET CORPORATION AND SUBSIDIARIES

Condensed Consolidated Cash Flows

(Amounts in thousands)

(Unaudited)

	Quarters Ended June 30,
	2013	2012
Net loss	$(35,139)	$(17,753)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	13,731	11,656
Amortization of debt discount and debt issuance costs	1,014	971
Equity loss from NEC TOKIN	3,377	—
Long-term receivable write down	1,444
Net loss on sales and disposals of assets	—	104
Stock-based compensation expense	968	1,264
Change in deferred income taxes	(241)	122
Change in operating assets	(14,385)	(12,029)
Change in operating liabilities	1,706	(5,490)
Other	(106)	(52)
Net cash used in operating activities	(27,631)	(21,207)

Investing activities:
Capital expenditures	(15,481)	(13,101)
Change in restricted cash	1,591	—
Net cash used in investing activities	(13,890)	(13,101)

Financing activities:
Proceeds from issuance of debt	—	15,825
Deferred acquisition payments	(1,204)	(1,439)
Payments of long-term debt	(306)	(1,576)
Proceeds from exercise of stock options	19	41
Debt issuance costs	—	(275)
Net cash provided by (used in) financing activities	(1,491)	12,576
Net decrease in cash and cash equivalents	(43,012)	(21,732)
Effect of foreign currency fluctuations on cash	189	(943)
Cash and cash equivalents at beginning of fiscal period	95,978	210,521
Cash and cash equivalents at end of fiscal period	$53,155	$187,846

Non-U.S. GAAP Financial Measures

In this news release, the Company makes reference to certain Non-U.S. GAAP financial measures, including “Adjusted net loss”, “Adjusted net loss per share” and “Adjusted EBITDA”.  Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management.

Adjusted Net Loss and Adjusted Net Loss Per Share

“Adjusted net loss” and “Adjusted net loss per share” represent net loss and net loss per share excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management believes that these Non-U.S. GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company.  Management uses these Non-U.S. GAAP financial measures to evaluate operating performance.  Non-U.S. GAAP financial measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP net loss to Non-U.S. GAAP adjusted net loss:

	Quarters Ended
	June 30, 2013	March 31, 2013	June 30, 2012
	(Unaudited) (Amounts in thousands, except per share data)
U.S. GAAP
Net sales	$202,723	$203,034	$223,632

Net loss	$(35,139)	$(25,251)	$(17,753)
Net loss per basic and diluted share	$(0.78)	$(0.56)	$(0.40)

Excluding the following items (Non-U.S. GAAP)

Net loss	$(35,139)	$(25,251)	$(17,753)
Adjustments:
Restructuring charges	4,610	5,047	1,264
Inventory write down	3,886	—	—
Equity loss from NEC TOKIN	3,377	1,254	—
Long-term receivable write down	1,444	—	—
NEC TOKIN investment related expenses	1,307	3,009	542
Plant start-up costs	1,133	1,307	1,361
Amortization included in interest expense	1,014	1,092	971
ERP integration costs	1,010	2,469	1,676
Stock-based compensation expense	968	1,015	1,264
Net foreign exchange (gain) loss	(577)	(911)	1,789
Net curtailment and settlement gain on benefit plans	—	1,354	—
Write down of long-lived assets	—	264	—
Net loss on sales and disposals of assets	—	141	104
Registration related fees	—	—	20
Income tax effect of non-U.S. GAAP adjustments (1)	(56)	(591)	4

Adjusted net loss (excluding adjustments)	$(17,023)	$(9,801)	$(8,758)

Adjusted net loss per basic and diluted share (excluding adjustments)	$(0.38)	$(0.22)	$(0.20)

(1)         The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction, and includes the income tax affect of law changes related to the utilization of net operating loss carryforwards.

Adjusted EBITDA

Adjusted EBITDA represents net loss before income tax expense, net interest expense, and depreciation and amortization expense excluding adjustments which are outlined in the quantitative reconciliation below.  We use Adjusted EBITDA to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business.  We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt.  We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.

In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments noted below.  Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments.  Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP.  Some of these limitations are:

•                  it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•                  it does not reflect changes in, or cash requirements for, our working capital needs;

•                  it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•                  it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•                  it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•                  it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•                  other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.  You should compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted EBITDA only supplementally.

The following tables provide a reconciliation from U.S. GAAP net loss to Adjusted EBITDA (amounts in thousands):

	Quarters Ended June
	2013	2012
Net loss	$(35,139)	$(17,753)

Adjustments:
Interest expense, net	9,870	10,426
Income tax expense	1,580	1,771
Depreciation and amortization	13,731	11,656
Restructuring charges	4,610	1,264
Inventory wite down	3,886	—
Equity loss from NEC TOKIN	3,377	—
Long-term receivable write down	1,444	—
NEC TOKIN investment related expenses	1,307	542
Plant start-up costs	1,133	1,361
ERP integration costs	1,010	1,676
Stock-based compensation expense	968	1,264
Net foreign exchange (gain) loss	(577)	1,789
Net loss on sales and disposals of assets	—	104
Registration related fees	—	20

Adjusted EBITDA	$7,200	$14,120